UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

_______________________

Date of Report (Date of earliest event reported):	May 9, 2017

National Research Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	0-29466	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Q Street, Lincoln, Nebraska 68508

(Address of principal executive offices, including zip code)

(402) 475-2525

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 9, 2017, National Research Corporation (the “Company”) held its 2017 annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the following proposals:

●	The election of two directors, JoAnn M. Martin and Barbara J. Mowry, to the Company’s Board of Directors for three-year terms to expire at the Company’s 2020 annual meeting of shareholders;

●	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2017;

●	An advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement; and

●	An advisory vote on the frequency of the advisory shareholder vote on the compensation of the Company’s named executive officers.

As of the March 14, 2017 record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, 20,913,343 shares of the Company’s class A common stock were outstanding and eligible to vote with an aggregate of 209,133.43 votes; and 3,543,463 shares of the Company’s class B common stock were outstanding and eligible to vote with an aggregate of 3,543,463 votes. Approximately 87.22% of all votes were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for shareholder consideration at the Annual Meeting:

Election of Directors

The shareholders elected JoAnn M. Martin and Barbara J. Mowry as directors for three-year terms to expire at the Company’s 2020 annual meeting of shareholders. The results of the vote were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage(1)	Votes	Percentage	Votes	Percentage(2)
JoAnn M. Martin	3,227,037.46	98.60%	45,873.95	1.40%	0.00	N/A

Barbara J. Mowry	3,227,103.65	98.60%	45,807.76	1.40%	0.00	N/A

Ratify Appointment of KPMG LLP for 2017

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2017. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)	Votes	Percentage (2)
3,195,998.47	99.99%	269.66	0.01%	76,643.28	N/A	0.00	N/A

Advisory Vote to Approve Executive Compensation

The shareholders approved the compensation of the Company’s named executive officers as disclosed in the proxy statement. The results of the advisory vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)	Votes	Percentage (2)
3,260,315.77	99.93%	2,236.65	0.07%	10,357.99	N/A	0.00	N/A

Advisory Vote on the Frequency of the Advisory Shareholder Vote on Executive Compensation

The shareholders expressed a preference that an advisory vote on the compensation of the Company’s named executive officers occur every year. The results of the advisory vote were as follows:

Every Year		Every Two Years		Every Three Years		Abstain
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)
3,159,196.27	96.79%	5,499.61	0.17%	99,295.53	3.04%	8,920.00	N/A

Broker Non-Votes
Votes	Percentage (2)
0.00	N/A

In accordance with the results of this vote, the Board of Directors of the Company determined to implement an advisory shareholder vote to approve the compensation of the Company’s named executive officers every year until the next required advisory vote on the frequency of the advisory shareholder vote on the compensation of the Company’s named executive officers, which is scheduled to occur at the Company’s 2023 annual meeting of shareholders.

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(1)     Based on a total of all votes received and eligible to be counted as voted on this proposal at the Annual Meeting.

(2)     “N/A” means that abstentions and/or broker non-votes do not have any effect on the voting results on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2017

NATIONAL RESEARCH CORPORATION

By:	/s/ Kevin R. Karas
Kevin R. Karas Senior Vice President Finance, Chief Financial Officer, Treasurer and Secretary